SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               Saxon Capital, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                                      54-2036376
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 (State of incorporation or organization)  (I.R.S. Employer Identification No.)

                    4880 Cox Road, Glen Allen, Virginia 23060
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               (Address of principal executive office) (Zip code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[X]

     Securities Act registration statement file number to which this form relates: 333-71052
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               Securities to be registered pursuant to Section 12(b) of the Act:

               None
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               Securities to be registered pursuant to Section 12(g) of the Act:

               Common Stock, par value $0.01 per share
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





Item 1.      Description of Registrant's Securities to be Registered.

              This Registration Statement relates to common stock, $0.01 par value per share ("Common Stock"), of Saxon Capital, Inc. (the "Registrant"). A description of the Common Stock to be registered is contained under the heading "Description of Capital Stock" in the Registrant's registration statement on Form S-1, Registration No. 333-71052, as initially filed with the Securities and Exchange Commission on October 5, 2001, and as subsequently amended (the "Form S-1 Registration Statement"). Such description is incorporated herein by reference.

Item 2.      Exhibits.

              The following exhibits are being filed as part of this Registration Statement (the numbering corresponds to Exhibit Table in Item 601 of Regulation S-K):

          3.1 Amended and Restated Certificate of Incorporation of Saxon Capital, Inc.*

          3.2  Amended and Restated Bylaws of Saxon Capital, Inc.**

          4.1  Form of Common Stock Certificate.***

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* Previously filed as Exhibit 3.1 to the Form S-1 Registration Statement and
hereby incorporated by reference herein.

** Previously filed as Exhibit 3.2 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

***Previously filed as Exhibit 4.1 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                               SAXON CAPITAL, INC.


Date:  January 9, 2002                         By: /s/ Michael L. Sawyer
                                                  ------------------------------
                                               Name:  Michael L. Sawyer
                                               Title:  Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                                   Exhibit
--------------                                   -------

Exhibit 3.1 Amended and Restated Certificate of Incorporation of Saxon Capital, Inc.*

Exhibit 3.2                 Amended and Restated Bylaws of Saxon Capital, Inc.**

Exhibit 4.1                 Form of Common Stock Certificate.***


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* Previously filed as Exhibit 3.1 to the Registrant's registration statement on
Form S-1, Registration No. 333-71052, as initially filed with the Securities and Exchange Commission on October 5, 2001, and as subsequently amended (the "Form S-1 Registration Statement") and hereby incorporated by reference herein.

** Previously filed as Exhibit 3.2 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

***Previously filed as Exhibit 4.1 to the Form S-1 Registration Statement and hereby incorporated by reference herein.